UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2018

TherapeuticsMD, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Broken Sound Parkway NW, Third Floor Boca Raton, FL 33487
(Address of Principal Executive Office) (Zip Code)

 Registrant’s telephone number, including area code: (561) 961-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230-405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 25, 2018, TherapeuticsMD, Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company considered and voted on proposals to: (1) elect eleven directors, each to serve until the Company’s next annual meeting of stockholders or until their successors are elected and qualified, (2) provide a non-binding advisory vote on the compensation of the Company’s named executive officers for fiscal 2017, and (3) ratify the appointment of Grant Thornton, LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December 31, 2018.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see the Company’s 2018 Proxy Statement, as filed with the United States Securities and Exchange Commission on April 27, 2018.

Proposal 1: To elect eleven directors, each to serve until the Company’s next annual meeting of stockholders or until their successors are elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Tommy G. Thompson	129,536,423	0	1,619,096	0
Robert G. Finizio	130,914,576	0	240,943	0
John C.K. Milligan, IV	130,932,252	0	223,267	0
Brian Bernick, M.D.	130,960,941	0	194,578	0
J. Martin Carroll	130,742,229	0	413,290	0
Cooper C. Collins	130,940,169	0	215,350	0
Robert V. LaPenta, Jr.	130,731,260	0	424,259	0
Jules A. Musing	130,951,928	0	203,591	0
Angus C. Russell	130,958,203	0	197,316	0
Nicholas Segal	130,955,987	0	199,532	0
Jane F. Barlow	130,966,163	0	189,356	0

Proposal 2: To provide a non-binding advisory vote on the compensation of the Company’s named executive officers for fiscal 2017.

For	Against	Abstain	Broker Non-Votes
126,595,630	4,357,395	202,494	56,043,940

Proposal 3: To ratify the appointment of Grant Thornton, LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December 31, 2018.

For	Against	Abstain	Broker Non-Votes
185,016,619	2,038,934	143,906	0

Each of the director nominees and proposals received the necessary votes in favor to be adopted by the Company’s stockholders at the Annual Meeting.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2018	THERAPEUTICSMD, INC.

	By:	/s/ Daniel A. Cartwright
	Name:	Daniel A. Cartwright
	Title:	Chief Financial Officer